Share-Based Payments	12 Months Ended
Dec. 31, 2020
Share-Based Payments
Share-Based Payments

(B.3) Share-Based Payments

y Accounting for Share-Based Payments

Classification in the Income Statement

Share-based payments cover cash-settled and equity-settled awards issued to our employees. The respective expenses are recognized as employee benefits and classified in our Consolidated Income Statements according to the activities that the employees perform. Where we economically hedge our exposure to cash-settled awards, changes in the fair value of the respective hedging instruments are also recognized as employee benefits expenses in profit or loss. The fair values of hedging instruments are based on market data reflecting current market expectations. For more information about the equity price risk, see Note (F.1).

Valuation, Judgment, and Sources of Estimation Uncertainty

We use certain assumptions in estimating the fair values for our share-based payments, including expected share price volatility and expected award life (which represents our estimate of the average remaining life until the awards are exercised or expire unexercised). In addition, the final payout for plans also depends on the achievement of performance indicators and on our share price on the respective exercise dates. Changes to these assumptions and outcomes that differ from these assumptions could require material adjustments to the carrying amount of the liabilities we have recognized for these share-based payments. The fair value of the share units granted under the LTI 2016 Plan are dependent on our performance against a group of peer companies (Peer Group Index), the volatility, and the expected correlation between the price of the index and our share price. The fair value of the share units granted under the LTI 2020 are dependent on our performance against the total shareholder return (TSR) for NASDAQ-100 companies, the volatility, and the expected correlation between the TSR of the NASDAQ-100 companies and our TSR.

We believe that the expected volatility is the most sensitive assumption we use in estimating the fair values of our share options. Regarding future payout under our cash-settled plans, the SAP share price is the most relevant factor. With respect to our LTI 2016 Plan, we believe that future payout will be significantly impacted not only by our share price but also by the relative performance against the Peer Group Index. With respect to our LTI 2020, we believe that future payout will be significantly impacted not only by our share price but also by the relative performance against the NASDAQ-100 companies. Future payouts under our LTI°2020 will also be dependent on meeting non-market-based performance conditions based on SAP's long-term strategy. The latter, however, is not incorporated into our fair value calculation but leads to adjustments of the quantity. Changes in these factors could significantly affect the estimated fair values as calculated by the valuation model, and the future payout.

Under certain programs, we grant our employees discounts on purchases of SAP shares. Since those discounts are not dependent on future services to be provided by our employees, the discount is recognized as an expense when the discounts are granted.

Presentation in the Statements of Cash Flows

We present the payments of our share-based payment plans separately in our Statements of Cash Flows under cash flows from operating activities. As a result, the changes in other assets and in other liabilities presented in the reconciliation of operating cash flow no longer consider share-based payment-related assets or liabilities.

The operating expense line items in our income statement include the following share-based payment expenses:

Share-Based Payment Expenses by Functional Area

€ millions	2020	2019	2018
Cost of cloud	40	56	27
Cost of software	55	82	51
Cost of services	175	246	142
Research and development	296	429	210
Sales and marketing	360	562	312
General and administration	157	461	88
Share-based payment expenses	1,084	1,835	830
Thereof cash-settled share-based payments	893	1,664	674
Thereof equity-settled share-based payments	191	171	156

In 2020, we paid €46 million (2019: €79 million) in share-based payments that became fully vested because of terminations due to operational reasons in connection with our restructuring plan in 2019. These payments as well as the expense portion initially allocated to future services were classified as share-based payments and not as restructuring expenses.

a) Cash-Settled Share-Based Payments

Our major share-based payment plans are described below.

SAP Long-Term Incentive Program 2020 (LTI 2020)

The LTI 2020 is a long-term, multi-year performance-based compensation element that is awarded in annual tranches. The LTI 2020 reflects SAP's long-term strategy and thus sets uniform incentives for the Executive Board members to achieve key targets from the long-term strategic plans. The LTI 2020 also serves to reward the Executive Board members for long-term SAP share price performance as compared to the market, thus ensuring that shareholders’ interests are also honored. In addition, the LTI 2020 includes a component designed to ensure long-term retention of our Executive Board members.

The LTI 2020 is a virtual share program under which annual tranches with a term of approximately four years each are granted. When the individual tranches are awarded, a certain grant amount specified in the Executive Board member's service contract is converted into virtual shares (share units) in each case. For this purpose, the grant amount is divided by the price of the SAP share which corresponds to the arithmetic mean of the SAP share price on the 20 trading days after scheduled publication of the preliminary results for the fourth quarter and the year as a whole (grant price). The share units so allocated are composed of 1/3 financial performance share units (FSUs), 1/3 market performance share units (MSUs), and 1/3 retention share units (RSUs). All three types of share unit have a vesting period of approximately four years. In contrast to RSUs, FSUs and MSUs are subject to changes in quantity. In this context, the following applies:

The number of FSUs initially awarded is multiplied by a performance factor. The performance factor consists of three equally weighted individual factors relating to the three non-IFRS KPIs at constant currencies, namely: total revenue, cloud revenue, and operating income. The performance period throughout which the target achievement for these three KPIs is measured starts at the beginning of the financial year in which the FSUs are awarded and concludes upon the end of the second year following the year in which the share units were awarded. A numerical target value equaling 100% target achievement is set for each KPI. This constitutes, in each case, a cumulative value for the three years of the performance period. The KPIs are derived from SAP's long-term strategy.

The number of MSUs initially awarded is likewise multiplied by a performance factor. The performance factor depends on the amount of the total shareholder return (TSR) on the SAP share, measured for an entire performance period of approximately three years, compared to the TSR for NASDAQ-100 companies. If the TSR on the SAP share equals the median, the performance factor will be 100%. If the TSR on the SAP share over the performance period is negative, the maximum performance factor will, however, in deviation from the summary above, be 100%.

The performance of the share units is linked to the performance of the SAP share price, including dividend payments. Accordingly, an amount is paid out for each share unit which equals the SAP share price plus those dividends disbursed in respect of an SAP share in the period from the beginning of the year in which the share units were awarded until the end of the third year following the year in which the share units were awarded. The arithmetic mean of the SAP share price on the 20 trading days after scheduled publication of the preliminary results for the fourth quarter and the year as a whole will be used as the SAP share price. The payout amount per share unit, including the dividend amounts due on the share units, is capped at 200% of the grant price. The tranche is cash-settled and paid in euros after the Annual General Meeting of Shareholders of the corresponding year.

If an Executive Board member’s service contract is terminated before the end of the third year following the year in which the share units were granted, the RSUs and PSUs are forfeited in whole or in part, depending on the circumstances of the relevant resignation from office or termination of the service contract.

Long-Term Incentive 2016 Plan (LTI 2016 Plan)

The purpose of the LTI 2016 Plan was to reward our Executive Board members for the annual achievement of SAP’s operating profit (non-IFRS at constant currencies) targets, to ensure long-term retention of our Executive Board members, and to reward them for the long-term SAP share price performance as compared to its main peer group (Peer Group).

An LTI tranche was granted annually and has a term of four years (2016–2019 tranches). Each grant started with determining a grant amount in euros. The grant amount was based on the Executive Board members’ contractual LTI target amount and the operating profit target achievement for the previous year. The Supervisory Board set the grant amount at a level between 80% and 120% of the contractual LTI target amount, taking into account the operating profit target achievement. This grant amount was converted into virtual shares, referred to as share units, by dividing the grant amount by the grant price. The grant price was the arithmetic mean of the XETRA closing prices of the SAP share on the 20 trading days following the publication of SAP’s fourth-quarter results.

All share units granted in this way, comprising 60% Performance Share Units (PSUs) and 40% Retention Share Units (RSUs), have a vesting period of approximately four years. At the end of the vesting period, the corresponding share units are non-forfeitable. The payout price used for the settlement is the arithmetic mean of the XETRA closing prices of the SAP share on the 20 trading days following the publication of SAP’s fourth-quarter results subsequent to the end of the vesting period. The payout price is capped at 300% of the grant price. The LTI tranche is cash-settled and paid in euros after the Annual General Shareholders’ Meeting of the corresponding year.

The number of PSUs ultimately paid out depends on the performance of the SAP share – absolute and relative to the Peer Group Index. In contrast, the final number of RSUs is fixed. SAP’s absolute share price performance is measured by comparing the grant price against the payout price. If the SAP share price performance equals the Peer Group Index performance over the same period, the performance factor is set at 100%. If the SAP share price performs better than the Peer Group Index (measured as difference between SAP share price performance and Peer Group Index performance), the performance factor is increased by the percentage point of the outperformance of the SAP share price. The percentage point is doubled if, additionally, the payout price is higher than the grant price. The performance factor is capped at 150%. If the Peer Group Index performs better than the SAP share price, the performance factor is decreased by the percentage point of the outperformance of the Peer Group Index. All PSUs lapse if the performance factor is below 50%.

If an Executive Board member’s service contract is terminated before the end of the third year following the year in which the share units were granted, both the RSUs and PSUs are forfeited in whole or in part, depending on the circumstances of the relevant resignation from office or termination of the service contract.

Restricted Stock Unit Plan Including Move SAP Plan and Grow SAP Plan (RSU Plan)

To retain and motivate executives and certain employees, we grant virtual shares representing a contingent right to receive a cash payment determined by the SAP share price and the number of share units that ultimately vest. In June 2020, we granted share units under the new Grow SAP Plan. This fixed term plan has broadly the same terms and conditions as the Move SAP Plan, recognizes all employees’ commitment to SAP’s success, and deepens their participation in our future company performance.

Granted share units will vest in different tranches, either:

-      Over a half-year service period only

-      Over a one-to-three-year service period only, or

-      Over a three-year service period and upon achieving certain key performance indicators (KPIs)

The number of performance-based share units (PSUs) that will vest under the different tranches were contingent upon achievement of the operating profit (non-IFRS at constant currencies) KPI target in the year of grant. Depending on performance, the number of PSUs vesting ranges between 0% and 200% of the number initially granted. Performance against the KPI target was 100.4% in 2020 (2019: 118.7%, 2018: 106.7%). All share units are paid out in cash upon vesting.

Qualtrics Cash-Settled Awards Replacing Pre-Acquisition Qualtrics Awards (Qualtrics Rights)

In conjunction with the acquisition of Qualtrics in 2019, under the terms of the acquisition agreement, SAP exchanged unvested Restricted Share Awards (RSAs), Restricted Share Units (RSUs), and Performance Share Units (PSUs), and options held by employees of Qualtrics into cash-settled share-based payment awards of SAP (Qualtrics Rights).

The replacement awards closely mirror the terms of the replaced awards except that:

-      The replaced awards were planned to be settled by issuing equity instruments, whereas the replacement awards are settled in cash.

-      RSAs, RSUs, PSUs, and options granted before 2018 and unvested as at the closing date of the Qualtrics acquisition were converted into the right to receive, at the originally agreed vesting dates, an amount in cash equal to the number of RSAs and RSUs held as at the vesting date multiplied by US$35.00 per share. The respective amount of options equals the number of options held as at the vesting date multiplied by US$35.00 per share less the originally agreed exercise price.

-      RSUs, PSUs, and options granted in 2018 and thereafter and unvested as at the closing date of the Qualtrics acquisition were converted into awards that are indexed to SAP's share price as follows: SAP's consideration per share (US$35.00)was divided by the average closing price of the SAP share over the five trading days on the closing date (€91.28), translated into US$(US$103.75), and the result (Equity Award Exchange Ratio of 0.3373) was multiplied by the average closing price of the SAP share over the five trading days prior to the exercise or vesting date.

There were 24.7 million unvested RSAs, RSUs, PSUs, and options as at the closing date of the Qualtrics acquisition, representing a fair value of €793 million after considering expected forfeitures dependent on grant dates and remaining vesting periods. Of the total fair value, €237 million was allocated to consideration transferred, while €556 million was allocated to future services to be provided. Post-acquisition compensation expense will be recognized as the awards vest over the remainder of the original vesting terms. The remaining vesting periods for such Qualtrics Rights are in a range of up to five years from closing date.

The unvested RSUs include grants as at the closing date of 6.1 million replacement RSUs. These RSUs have a two-year service period.

The unrecognized expense related to Qualtrics Rights was €60 million as at December 31, 2020 (2019: €225 million), and will be recognized over a remaining vesting period of up to three years (2019: four years).

The valuation of our outstanding cash-settled plans was based on the following parameters and assumptions:

Fair Value and Parameters Used at Year End 2020 for Cash-Settled Plans

€, unless otherwise stated	LTI 2016 Plan	LTI 2020	RSU Plan	Qualtrics
	(2017-2019	(2020 Tranche)	(2017–2020	Rights
	Tranches)		Tranches)
Weighted average fair value as at 12/31/2020	72.94	94.75	105.52	33.66
Information how fair value was measured at measurement date
Option pricing model used	Monte Carlo	Monte Carlo	Other[1]	Other[1]
Share price	107.22	107.22	107.22	107.22
Risk-free interest rate, depending on maturity (in %)	–0.75 to –0.11	NA	–0.77 to –0.32	–0.77 to –0.37
Expected volatility (in %)	34 to 42	30	NA	NA
Expected dividend yield (in %)	1.54	NA	1.54	1.54
Weighted average remaining life of awards outstanding as at 12/31/2020 (in years)	1.2	3.2	1.0	1.5

[1] For these awards, the fair value is calculated by subtracting the net present value of expected future dividend payments, if any, until maturity of the respective award from the prevailing share price as at the valuation date.

Fair Value and Parameters Used at Year End 2019 for Cash-Settled Plans

€, unless otherwise stated	LTI 2016 Plan	SOP 2010	RSU Plan	Qualtrics
	(2016–2019	(2014–2015	(2016–2019	Rights
	Tranches)	Tranches)	Tranches)
Weighted average fair value as at 12/31/2019	94.06	49.51	118.72	37.55
Information how fair value was measured at measurement date
Option pricing model used	Monte Carlo	Monte Carlo	Other[1]	Other[1]
Share price	120.32	120.32	120.32	120.32
Risk-free interest rate, depending on maturity (in %)	–0.68 to –0.57	–0.25 to –0.08	–0.68 to –0.31	–0.55 to –0.35
Expected volatility (in %)	20 to 25	27 to 36	NA	NA
Expected dividend yield (in %)	1.26	1.26	1.26	1.26
Weighted average remaining life of awards outstanding as at 12/31/2019 (in years)	1.9	0.3	1.0	1.7

[1] For these awards, the fair value is calculated by subtracting the net present value of expected future dividend payments, if any, until maturity of the respective award from the prevailing share price as at the valuation date.

For the LTI 2016 Plan valuation, the Peer Group Index price on December 31, 2020, was US$481.65 (2019: US$363.63); the expected dividend yield of the index of 1.14% (2019: 1.17)%, the expected volatility of the index of 26% to 31% (2019: 18% to 22)%, and the expected correlation of the SAP share price and the index price of 27% to 30% (2019: 38% to 40)% are based on historical data for the SAP share price and index price.

For the LTI 2020 valuation, the NASDAQ-100 Total Return Index on December 31, 2020 , was US$15,072.29. The expected volatility of the NASDAQ-100 companies of 36%, and the expected correlation of SAP and the NASDAQ-100 companies of 31% are based on historical TSR data for SAP and the NASDAQ-100 companies.

The risk-free interest rate is derived from German government bonds with a similar duration. The SAP dividend yield is based on expected future dividends.

Changes in Outstanding Awards Under Our Cash-Settled Plans

Thousands, unless otherwise stated	LTI 2016 Plan	LTI 2020 (2020	SOP 2010	RSU Plan	Qualtrics
	(2016–2019	Tranche)	(2013–2015	(2016–2020	Rights
	Tranches)		Tranches)	Tranches)
12/31/2018	926	NA	7,086	15,264	NA
Granted[1]	344	NA	0	9,339	24,666
Adjustment based upon KPI target achievement	NA	NA	NA	122	NA
Exercised	0	NA	-3,904	-7,540	-7,776
Forfeited	-160	NA	-144	-1,057	-883
12/31/2019	1,110	0	3,039	16,128	16,007
Granted	0	202	0	9,238	0
Adjustment based upon KPI target achievement	-211	NA	NA	-5	NA
Exercised	-129	0	-1,773	-7,204	-7,791
Forfeited	-3	-30	-66	-1,164	-699
12/31/2020	767	172	1,200	16,993	7,518
[1] Granted includes additions from business combinations
Outstanding awards exercisable as at
12/31/2019	0	NA	3,039	0	0
12/31/2020	0	0	1,200	0	0

Total carrying amount (in € millions) of liabilities as at
12/31/2019	73	NA	150	1,100	377
12/31/2020	49	6	42	1,027	193

Total intrinsic value of vested awards (in € millions) as at
12/31/2019	51	NA	155	0	0
12/31/2020	32	3	42	0	0

Weighted average share price (in €) for awards exercised in
2019	NA	NA	111.58	98.11	106.15
2020	124.03	NA	121.49	109.75	113.34

Total expense (in € millions) recognized in
2018	8	NA	43	611	NA
2019	44	NA	66	1,087	461
2020	-9	6	2	760	132

Share-Based Payment Balances

€ millions	2020			2019
	Current	Non-Current	Total	Current	Non-Current	Total
Share-based payment liabilities	863	454	1,317	1,130	605	1,735
/ Other non-financial liabilities	4,643	770	5,413	4,839	957	5,796
Share-based payment liabilities as % of / other non-financial liabilities	19	59	24	23	63	30

b) Equity-Settled Share-Based Payments

Own SAP Plan (Own)

Under Own, employees have the opportunity to purchase, on a monthly basis, SAP shares without any required holding period. The investment per each eligible employee is limited to a percentage of the respective employee's monthly base salary. SAP matches the employee investment by 40% and adds a subsidy of €20 per month for non-executives. This plan is not open to members of the Executive Board.

Number of Shares Purchased

Millions	2020	2019	2018
Own	5.5	5.2	5.3

As a result of our equity-settled share-based payments transactions, we have commitments to grant SAP shares to employees. We intend to meet these commitments by reissuing treasury shares or through an agent who administers the equity-settled programs and purchases shares on the open market. We have fulfilled the obligations of Own through an agent.

Recognized Expense for Equity-Settled Plans

€ millions	2020	2019	2018
Own	191	171	149